                             EMPLOYMENT AGREEMENT
                             --------------------


     EMPLOYMENT AGREEMENT, dated as of December 1, 1990, between BANNER AEROSPACE, INC., (the "Company"), a Delaware corporation, and WARREN D. PERSAVICH (the "Executive")

     WHEREAS, the Company wishes to employ the Executive as its Vice President and Treasurer; and

     WHEREAS, the Executive wishes to be employed by the Company in such position.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1.   Employment. Duties and Acceptance.
          ---------------------------------

          1.1  Employment by the Company. The Company hereby employs the
               -------------------------
     Executive, for the Term (as hereinafter defined), to render, subject to the following paragraph, exclusive and full-time services to the Company as Senior Vice President and Chief Financial Officer of the Company, subject to the direction of the Company's Board of Directors or any duly authorized committee thereof (the "Board of Directors") and, in connection therewith, to perform such duties as he shall reasonably be directed to perform by the Board of Directors.

          1.2  Acceptance of Employment by Executive: Appointment as an
               --------------------------------------------------------
     Executive Officer. The Executive hereby accepts such employment and agrees
     -----------------
     to render the services described above. The Executive further agrees to accept election and to serve during all or any part of the Term as an officer or director of the Company and of any subsidiary or affiliate of the Company (or of any other corporation at the Company's reasonable request) without any compensation therefor other than that specified in this Agreement if elected to any such position by the shareholders or by the Board of Directors of the Company or of any subsidiary or affiliate (or other corporation), as the case may be.

          1.3  Vacation. The Executive shall be entitled to annual vacations in
               --------
     accordance with the vacation policy of the Company, as in effect from time to time.

          1.4  Domicile of Executive: Travel. The Executive shall render the
               -----------------------------
     services described above in the Greater Cleveland, Ohio area and shall not be required to move his residence from, or render his services outside, such area without his prior consent. The Executive shall be subject to reasonable travel requirements as may be necessary or desirable to perform fully his obligations hereunder.

     2.   Term of Employment.
          ------------------

          2.1  Term. The term of the Executive's employment under this Agreement
               ----
     (the "Term") shall be effective on the date hereof (the "Effective Date") and shall extend for one (1) year from the Effective Date unless extended pursuant to Section 2.2 of this Agreement or unless sooner terminated pursuant to Article 4 of this Agreement.

          2.2  Extension of Term.
               -----------------

               Following the initial one (1) year period of the Term, the Term shall be extended until the earlier of (i) one (1) year following the date on which the Company gives written notice to the Executive that it does not wish to extend Executive's employment with the Company, or (ii) one (1) year following the date on which the Executive resigns his employment with the Company, unless the Term is sooner terminated pursuant to Article 4 of this Agreement.

               Notwithstanding the foregoing, in the event that at any time during the Term (i) Jeffrey J. Steiner and his "associates" (as defined in the Securities Exchange Act of 1934, and amended (the "Exchange Act';)) shall cease to "control" (as defined in the Exchange
          Act), directly or indirectly, The Fairchild Corporation ("Fairchild") or (ii) Fairchild or any affiliate of Fairchild shall cease to "control" (as defined in the Exchange Act) the Company, and thereafter the Company delivers a written notice to the Executive that it does not wish to extend the Executive's employment with the Company, then the Term shall be extended until the date which is two (2) years following the date on which the Company delivers such notice.

     3.   Compensation.
          ------------

          3.1  Salary. As full compensation for all services to be rendered
               ------
     pursuant to this Agreement, the Company agrees to pay the Executive (or, in the event the Executive performs services hereunder on behalf of a subsidiary of the Company, the Company shall cause such subsidiary to pay the Executive, without duplication and only to the extent not paid by the Company or any other subsidiary), during the Term, a salary at the fixed rate of $120,000 per annum, or such greater amount as shall be approved by the Board of Directors in its sole discretion (the "Base Salary"), payable in accordance with the payroll policies of the Company as from time to time in effect, less such deductions as shall be required to be withheld by applicable law and regulations.

          3.2  Bonuses. For the nine (9) month period commencing July 1, 1990
               -------
     and ending March 31, 1991, the Executive shall be entitled to receive a bonus (the "Incentive Bonus") as a participant in the Company's incentive compensation arrangement (the "Bonus Arrangement"), a current description of which is contained in the Company's Registration Statement on Form S-1 dated July 26, 1990 (the "Registration Statement'), which Incentive Bonus shall be based on the same terms set forth in the Registration Statement. During subsequent fiscal years, the Executive shall be entitled to receive incentive bonuses as a participant in such other compensation arrangements as the Board of Directors may approve from time to time. In addition, the Executive shall be entitled to receive from time to time such other bonuses, including transaction-related bonuses and stock options as the Board of Directors shall, from time to time, in its sole discretion determine.

          3.3  Expenses. Subject to such policies as may from time to time be
               --------
     established by the Board of Directors, applicable to its senior executive officers generally, the Company shall pay or reimburse the Executive for all reasonable expenses actually incurred or paid by him during the Term in the performance of his services under this Agreement, upon presentation of expense statements or vouchers or such other supporting information as it may require; provided, however, that the maximum amount available for such
                  ------------------
     expenses during any period may be fixed in advance by the Board of Directors of the Company.

          3.4  Participation in Executive Benefit Plans. The Executive shall
               ----------------------------------------
     participate in each group life, hospitalization or disability insurance plan, health program, pension plan or similar benefit plan and any stock option plan of the Company which is available to other senior executive officers of the Company and for which he qualifies and will be entitled to an executive auto allowance and all costs related thereto.

          3.5  Limitations Imposed by Law. The provisions of this Agreement
               --------------------------
     relating to the compensation to be paid to the Executive shall be subject to any limitations provided by law or regulation that may from time to time limit the compensation payable to the Executive.

     4.   Termination.
          -----------

          4.1  Termination Upon Death. If the Executive shall die during the
               ----------------------
     Term, this Agreement shall terminate, except that the Executive's legal representatives shall be entitled to receive the Executive's Base Salary for a period of six months following the last day of the month in which his death occurs and, following the end of the fiscal year in which his death occurs, such legal representatives shall be entitled to receive the amount of incentive or other bonuses, if any, that would otherwise have been payable to Executive under Section 3.2 and which have accrued through the end of the fiscal year in which his death occurs as if the Executive had been employed by the Company for the entire fiscal year.

          4.2  Termination Upon Disability. If during the Term the Executive
               ---------------------------
     shall become physically or mentally disabled, whether totally or partially, so that he is unable substantially to perform his services hereunder for
     (i) a period of six consecutive months, or (ii) for shorter periods aggregating six months during any twelve month period, the Company may at any time after the last day of the six consecutive months of disability or the day on which the shorter periods of disability shall have equaled an aggregate of six months, by written notice to the Executive (but before the Executive has recovered from such disability), terminate the Term of the Executive's employment hereunder. Notwithstanding such disability the Company shall continue to pay the Executive his Base Salary up to and including the date of such termination, and following the end of the fiscal year in which such termination occurs shall pay to Executive, the amount of incentive or other bonuses, if any, that would otherwise have been payable to Executive under Section 3.2 and which have accrued through the end of the fiscal year in which such termination occurs as if the Executive had been employed by the Company for the entire fiscal year.

          4.3  Termination by the Company for Cause. The Company may at any time
               ------------------------------------
     during the Term, by 30 days notice to the Executive, terminate for Cause (as hereinafter defined) the Employee's employment hereunder, in which event the Executive shall be entitled to receive his Base Salary accrued through the effective date of such termination. The Executive shall have no right to receive any other compensation or benefit hereunder after the effective date of such termination; provided, however, that the foregoing
                                         ------------------
     shall not affect the Executive's right to receive any compensation or benefit under any other agreement accrued to the date of such termination in accordance with the terms thereof, including but not limited to, any compensation or benefits under the Bonus Arrangement or any stock option or other executive benefit plan. As used herein the term for "Cause" shall be deemed to mean and include with respect to the Executive (i) conduct of the Executive, at any time, which has involved criminal dishonesty, conviction of the Executive of any felony, or of any lesser crime or offense involving the property of the Company or any of its subsidiaries or affiliates, significant conflict of interest, serious impropriety, or breach of corporate duty, misappropriation of any money or other assets or properties of the Company or its subsidiaries, (ii) willful violation of specific and lawful directions from the Board of Directors or the Chief Executive Officer of the Company (which directions must not be inconsistent with the provisions of this Agreement), failure or refusal to perform the services customarily performed by a senior executive officer (and such failure or refusal continues after a written direction from the Board of Directors) or expressly required by the terms of this Agreement, or willful misconduct or gross negligence by the Executive in connection with the performance of his duties hereunder, (iii) chronic alcoholism or drug addiction and (iv) any other acts or conduct inconsistent with the standards of loyalty, integrity or care reasonably required by the Company of its senior executives.

     5.   Protection of Confidential Information: Non-Competition.
          -------------------------------------------------------

          5.1  Confidential Information. In view of the fact that the
               ------------------------
     Executive's work for the Company will bring him into close contact with many confidential affairs of the Company not readily available to the public, and plans for future developments, the Executive agrees:

               5.1.1 To keep and retain in the strictest confidence all confidential matters of the Company, including, without limitation trade "know how" secrets, customer lists, pricing policies, operational methods, technical processes, formulae, inventions and research projects, and other business affairs of the Company, learned by him heretofore or hereafter, and not to disclose them to anyone outside of the Company, either during or after his employment with the Company, except in the course of performing his duties hereunder or with the Company's express written consent; and

               5.1.2 To deliver promptly to the Company on termination of his employment by the Company, or at any time the Company may so request, all memoranda, notes, records, reports, manuals, drawings, blueprints and other documents (and all copies thereof) relating to the Company's business and all property associated therewith, which he may then possess or have under his control.

          5.2  Non-Competition. During the Term and for a period of six months
               ---------------
     following the termination of such period, the Executive shall not in any state of the United States or any foreign country in which the Company shall then be doing business, directly or indirectly, enter the employ of, or render any services to, any person, firm or corporation (other than Fairchild) engaged in any business competitive with the business of the Company or of any of its subsidiaries or affiliates; he shall not engage in such business on his own account; and he shall not become interested in any such business, directly or indirectly, as an individual, partner, shareholder, director, officer, principal, agent, employee, trustee, consultant, or any other relationship or capacity; provided, however, that nothing contained in this Section 5.2 shall be deemed to prohibit the Executive from acquiring, (a) solely as an investment, not more than To of the shares of capital stock of any public corporation, or (b) shares of the capital stock of Fairchild.

          5.3  Remedies of the Company Upon Executive Breach. If the Executive
               ---------------------------------------------
     commits a breach, or threatens to commit a breach, of any of the provisions of Sections 5.1 or 5.2 hereof, the Company shall have the following rights and remedies:

               5.3.1 The right and remedy to have the provisions of this Agreement specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach of threatened breach will cause irreparable injury to the Company and that money damages will not provide an adequate remedy to the Company; and

               5.3.2 The right and remedy to require the Executive to account for and pay over to the Company all compensation, profits, monies, accruals, increments or other benefits (collectively, "Benefits") derived or received by the Executive as the result of any transactions constituting a breach of any of the provisions of the preceding paragraph, and the Executive hereby agrees to account for and pay over such Benefits to the Company.

     Each of the rights and remedies enumerated above shall be independent of the other, and shall be severally enforceable, and all of such rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to the Company under the law or in equity.

          5.4  Construction and Enforceability.
               -------------------------------

               5.4.1 If any of the covenants contained in Section 5.1 or 5.2, or any part thereof, is hereafter construed to be invalid or unenforceable, the same shall not affect the remainder of the covenant or covenants, which shall be given full effect, without regard to the invalid portions.

               5.4.2 If any of the covenants contained in Section 5.1 or 5.2, or any part thereof, is held to be unenforceable because of the duration of such provision or the area covered thereby, the parties agree that the court making such determination shall have the power to reduce the duration and/or area of such provision and, in its reduced form, said provision shall then be enforceable.

          5.5  Enforceability in Jurisdictions. The parties hereto intend to and
               -------------------------------
     hereby confer jurisdiction to enforce the covenants contained in Sections
     5.1 and 5.2 upon federal or state courts or the courts of any foreign jurisdiction within the geographical scope of such covenants. In the event that the courts of any one or more of such state, federal or foreign jurisdictions shall hold such covenants wholly unenforceable by reason of the breadth of such scope or otherwise, it is the intention of the parties hereto that such determination not bar or in any way affect the Company's right to the relief provided above in the courts of any other state, federal or foreign jurisdictions within the geographical scope of such covenants, as to breaches of such covenants in such other respective jurisdictions, the above covenants as they relate to each state and foreign country being, for this purpose, severable into diverse and independent covenants.

          5.6  Company Lists. The Executive recognizes and agrees (i) that all
               -------------
     existing lists of customers of the Company, and all lists of customers of the Company developed during the course of the Executive's employment by the Company, are and shall be the sole exclusive property of the Company, and that the Executive neither has nor shall have any right, title or interest therein; (ii) that such lists of customers are and must continue to be confidential; (iii) that such lists are not readily accessible to competitors of the Company; (iv) that the Company's present and future business is and will continue to be of a type that customers will normally patronize only one concern; and (v) that the Company's present and future business relationship with its customers is and will continue to be of a type which normally continues unless interfered with by others.

     6.   Inventions and Patents.
          ----------------------

          6.1 The Executive agrees that all processes, technologies and inventions ("Inventions"), including new contributions, improvements, ideas and discoveries, whether patentable or not, conceived, developed, invented or made by him during the Term shall belong to the Company, provided that such Inventions grew out of the Executive's work with the Company or any of its subsidiaries or affiliates, are related in any manner to the business (commercial or experimental) of the Company or any of its subsidiaries or affiliates or are conceived or made on the Company's time or with the use of the Company's facilities or materials. The Executive shall further: (a) promptly disclose such Inventions to the Company; (b) assign to the Company, without additional compensation, all patent and other rights to such Inventories for the United States and foreign countries; (c) sign all papers necessary to carry out the foregoing; and (d) give testimony in support of his inventorship.

          6.2 If any Invention is described in a patent application or is disclosed to third parties, directly or indirectly, by the Executive within two years after the termination of his employment by the Company, it is to be presumed that the Invention was conceived or made during the period of the Executive's employment by the Company.

          6.3 The Executive agrees that he will not assert any rights to any Invention as having been made or acquired by him prior to the date of this Agreement, except for Inventions, if any, disclosed to the Company in writing prior to the date hereof.

     7.   Intellectual Property. The Company shall be the sole owner of all the
          ---------------------
     products and proceeds of the Executive's services hereunder, including, but not limited to, all materials, ideas, concepts, formats, suggestions, developments, arrangements, packages, programs and other intellectual properties that the Executive may acquire, obtain, develop or create in connection with and during the Term of the Executive's employment hereunder, free and clear of any claims by the Executive (or anyone claiming under the Executive) of any kind or character whatsoever (other than the Executive's right to receive payments hereunder). The Executive shall, at the request of the Company, execute such assignments, certificates or other instruments as the Company may from time to time deem necessary or desirable to evidence, establish, maintain, perfect, protect, enforce or defend its right, or title and interest in or to any such properties.

     8.   Indemnification. The Company will indemnify the Executive, to the
          ---------------
     maximum extent permitted by applicable law, against all costs, charges and expenses incurred or sustained by him in connection with any action, suit or proceeding to which he may be made a party by reason of his being an officer, director or employee of the Company or of any subsidiary or affiliate of the Company or any other corporation for which the Executive serves as an officer, director, or employee at the Company's request.

     9.   Arbitration. Any controversy or claim arising out of or relating to
          -----------
     this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Rules of the American Arbitration Association then pertaining in the County of Cuyahoga, State of Ohio, and judgment upon the award rendered by the Arbitrator may be entered in any Court having jurisdiction thereof The Arbitrator shall be deemed to possess the power to issue mandatory orders and restraining orders in connection with such arbitration; provided, however, that nothing in this Section 9 shall be construed so as to deny the Company the right and power to seek and obtain injunctive relief in a court of equity for any breach or threatened breach by the Executive of any of his covenants contained in Section 5 hereof.

     10.  Attorney's Fees. In the event either party hereto commences any
          ---------------
     action, suit or other proceeding in law or in equity, or any arbitration, to enforce the provisions of this Agreement or for any remedy for breach of this Agreement, the non-prevailing party in such action shall pay the prevailing party's costs and expenses, including reasonable attorneys' fees incurred in such action or arbitration proceeding.

     11.  Notices. All notices, requests, consents and other communications,
          -------
     required or permitted to be given hereunder, shall be in writing and shall be deemed to have been duly given if delivered by registered or certified mail (notices shall be deemed to have been given on the date sent), as follows (or to such other address as either party shall designate by notice in writing to the other in accordance herewith):

          11.1  if to the Company, to it at:

                Banner Aerospace, Inc.
                25700 Science Park Drive

                Cleveland, Ohio 44122
                Attention: Samuel J. Krasney

          11.2  if to the Executive, to him at:

                Warren D. Persavich
                2783 Wexford Boulevard
                Stow, Ohio 44224

     12.  General.
          -------

          12.1  Governing Law. This Agreement shall be governed by and construed
                -------------
     and enforced in accordance with the laws of the State of Ohio applicable to agreements made and to be performed entirely in Ohio.

          12.2  Headings. The article and section headings contained herein are
                --------
     for reference purposes only and shall not in anyway affect the meaning or interpretation of this Agreement.

          12.3  Entire Agreement. This Agreement sets forth the entire agreement
                ----------------
     and understanding of the parties relating to the subject matter hereof, and supersedes all prior agreements, arrangements and understandings, written or oral, relating to the subject matter hereof No representation, promise or inducement has been made by either party that is not embodied in this Agreement, and neither party shall be bound by or liable for any alleged representation, promises or inducement not so set forth.

          12.4  Assignability: Successors. This Agreement, and the Executive's
                -------------------------
     rights and obligations hereunder, may not be assigned by the Executive. The Company may assign its rights, together with its obligations, hereunder to any subsidiary or affiliate of the Company or in connection with any sale, transfer or other disposition of all or substantially all of its business or assets; in any event the obligations of the Company hereunder shall be binding on its successors or assigns, whether by assignment to a subsidiary or affiliate of the Company or by merger, consolidation or acquisition of all or substantially all of its business or assets.

          12.5  Modifications: Waivers. This Agreement may be amended, modified,
                ----------------------
     superseded, canceled, renewed or extended and the terms or covenants hereof may be waived, only by a written instrument executed by both of the parties hereto, or in the case of a waiver, by the party waiving compliance. The failure of either party at any time or times to require performance of any provision hereof shall be in no manner affect the right at a later time to enforce the same. No waiver by either party of the breach of any term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

     13.  Subsidiaries and Affiliates. As used herein the term "subsidiary"
          ---------------------------
     shall mean any corporation or other business entity controlled by the corporation in question, and the term "affiliate" shall mean and include any corporation or other business entity controlling, controlled by or under common control with the corporation in question.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              BANNER AEROSPACE, INC.

                              By:  /s/ JEFFREY J. STEINER
                                   ----------------------

                              Title: Chairman and Chief Executive
                                      Officer


                              /s/ Warren Persavich
                              --------------------

                         AMENDED EMPLOYMENT AGREEMENT


     AMENDED EMPLOYMENT AGREEMENT, dated as of July 1, 1993, ("Amended Employment Agreement") between BANNER AEROSPACE, INC., a Delaware corporation, (the "Company") and WARREN D. PERSAVICH (the "Executive").

     WHEREAS, The Company and the Executive have executed an employment agreement dated December 1, 1990, which is in full force and effect; and

     WHEREAS, the Company believes it is in its best interests to move its corporate headquarters from Cleveland, Ohio to Chantilly, Virginia; and

     WHEREAS, The Executive agrees to amend Section 1.4 of the Current Employment Agreement and render his services in Chantilly, Virginia; and

     WHEREAS, The Company and Executive have agreed to increase the compensation and amend certain terms of employment to induce the Executive to move to Chantilly, Virginia; and continue the employment of the Executive as its Senior Vice President and Chief Financial Officer.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1.   Employment, Duties and Acceptance.
          ---------------------------------

          1.1  Current Employment Agreement. The Company currently employs the
               ----------------------------
Executive under the terms of an employment agreement dated December 1, 1990 (the "Current Agreement"). The Company and Executive agree that the Current Agreement shall stay in force and effect until such time that both (i) the Amended Employment Agreement is executed; and (ii) the Effective Date as defined herein has been triggered. Upon the completion of (i) and (ii) above, this Amended Employment Agreement shall become effective and the Current Agreement shall terminate. Notwithstanding the provisions of this paragraph 1.1, the Executive shall be entitled to the reimbursement of expenses as provided in Section 1.5 and 1.6 of this Amended Employment Agreement if the Effective Date does not occur prior to January 1, 1994.

          1.2  Employment by the Company. The Company hereby employs the
               -------------------------
Executive, for the Term, (as hereinafter defined), to render, subject to the following paragraph, exclusive and full-time services to the Company as Senior Vice President and Chief Financial Officer of the Company, subject to the direction of the Chief Executive Officer ("the CEO"), the Board of Directors, and the Executive Committee of the Board of Directors (Executive Committee) or any duly authorized committee thereof and, in connection therewith, to perform such duties as he shall reasonably be directed to perform by the CEO, Board of Directors, or Executive Committee.

          1.3  Acceptance of Employment by Executive; Appointment as an
               --------------------------------------------------------
Executive Officer. The Executive hereby accepts such employment and agrees to
-----------------
render the services described above. The Executive further agrees to accept election and to serve during all or any part of the Term as an officer or director of the Company and of any subsidiary or affiliate of the Company (or of any other corporation at the Company's reasonable request) without any compensation therefor other than that specified in this Agreement if elected to any such position by the shareholders or by the Board of Directors of the Company or of any subsidiary or affiliate (or other corporation), as the case may be.

          1.4  Vacation. The Executive shall be entitled to annual vacations in
               --------
accordance with the vacation policy of the Company, as in effect from time to time.

          1.5  Domicile of Executive: Travel. The Executive shall render the
               -----------------------------
services described above at the Company's corporate offices within a 20 mile radius of 300 West Service Road, Chantilly, Virginia ("New Headquarters") and shall not be required to move his residence from, or render his services outside such area without his prior consent. However, the Executive agrees to move his residence if the New Headquarters are moved to a major metropolitan area (defined as having in excess of one million people) in the States of California, Texas, Florida, or Ohio, and will be entitled to an appropriate cost of living adjustment, but only upwards, if the cost of living as can reasonably be determined, is greater than the cost of living at the New Headquarters. In the event the Executive relocates his residence as provided above, he will be entitled to reasonable relocation expenses in accordance with Section 1.5 and
1.6. The Executive shall be required to locate his residence to an area proximate to the New Headquarters within twelve months of the Effective Date. If the Company does not move its office by or January 1, 1994, Executive will be entitled to reimbursement of all costs for acquiring, divesting, and/or maintaining a new residence. The reimbursed costs will be "grossed up" for income tax purposes to the extent the reimbursed costs require the Executive to pay any additional state or federal income taxes. Executive will use his best efforts to, (i) minimize the deposit required for issuing a bid on a new residence and, (ii) provide in the terms for such bid that the deposit will be deemed liquidated damages. The Executive shall be subject to reasonable travel requirements as may be necessary or desirable to perform fully his obligations hereunder.

          1.6  Moving Costs. The Executive shall be entitled to reimbursement
               ------------
for (i) reasonable expenses incurred by the Executive and his family in the relocation of the Executive's residence from Stow, Ohio, to an area proximate to the New Headquarters, including house-hunting expenses; and (ii) actual travel and temporary living expenses for the Executive and his family for a period not to exceed twelve months from a date which is 30 days prior to the Effective Date with a maximum of $2,000.00 in any one month; and (iii) closing costs associated with the sale of the current residence in Stow, Ohio and closing costs associated with the purchase of a new residence proximate to the Company's New Headquarters. Closing costs shall include all costs related to the sale and purchase of each residence but shall exclude mortgage points, which are paid solely to reduce the applicable interest rate. Reimbursement for aggregate closing costs shall not exceed $30,000.00. All reimbursed costs pursuant to section 1.6 will be "grossed-up" for income tax purposes to the extent the reimbursed costs require the Executive to pay any additional state or federal income taxes.

     2.   Term of Employment.
          ------------------

          2.1  Term. The term of the Executive's employment under this Agreement
               ----
(the "Term") shall be effective on the first day of the month in which the Company's offices are physically moved to the New Headquarters (the "Effective Date") and shall extend for three (3) years from the Effective Date unless scorer terminated pursuant to Article 4 of this Agreement.

          2.2  Extension of Term. Following the initial one (1) year period of
               -----------------
the Term, the Term shall be extended for one additional day at the end of each and every successive day so as to provide a continuous "rolling term" at all times of not less than 730 days, unless the Term is sooner terminated pursuant to Article 4 of this Agreement.

     3.   Compensation.
          ------------

          3.1  Salary. As full compensation for all services to be rendered
               ------
pursuant to this Agreement, the Company agrees to pay the Executive (or, in the event the Executive performs services hereunder on behalf of a subsidiary of the Company, the Company shall cause such subsidiary to pay the Executive, without duplication and only to the extent not paid by the Company or any other subsidiary), during the Term, a salary at the fixed rate of $155,000 per annum, or such greater amount as shall be approved by the Board of Directors of the Company in its sole discretion (the "Base Salary"), payable in accordance with the payroll policies of the Company as from time to time in effect, less such deductions as shall be required to be withheld by applicable law and regulations. If the Effective Date occurs subsequent to January 1, 1994, the Base Salary will be increased retroactively from it current level of $120,000 to $155,000 effective October 1, 1993. The Executive shall be entitled to a salary review ate the end of each calendar year beginning in 1994.

          3.2  Bonuses. For the twelve (12) month period commencing April 1,
               -------
1993 and ending March 31, 1994, and each fiscal year thereafter, the Executive shall be entitled to receive a bonus (the "Bonus") as a participant in the Company's incentive compensation arrangement. The Executive will receive a Bonus equal to 50% of his annual Base Salary, in effect at the end of each fiscal year, upon but only upon, the achievement of goals designated from time to time by the compensation committee. The amount of Bonus paid will be offset by bonus advances, if any. In addition, the Executive shall be entitled to receive from time to time such other bonuses, including transaction-related bonuses as the Board of Directors shall, from time to time, in its sole discretion determine. For the fiscal year ended March 31, 1994, the Executive will be entitled to a bonus advance of $38,750, to be paid upon the Effective Date. If for any reason the Executive does not earn a Bonus for fiscal 1994 or the Bonus amount earned is less than the bonus advance, the Executive shall repay the advance or the amount by which the advance exceeds the actual Bonus. The repayment of the bonus advance, if any, will be made at the time the Bonus would have been payable to the Executive.

          3.3  Expenses. Subject to such policies as may from time to time be
               --------
established by the Board of Directors, applicable to its senior executive officers generally, the Company shall pay or reimburse the Executive for all reasonable expenses actually incurred or paid by him during the Term in the performance of his services under this Amended Employment Agreement, upon presentation of expense statements or vouchers or such other supporting information as it may require; provided,
                                                                 --------
however, that the maximum amount available for such expenses during any period
-------
may be fixed in advance by the CEO or Executive Committee of the Company.

          3.4  Participation in Executive Benefit Plans. The Executive shall
               ----------------------------------------
participate in each group life, dental, health, disability and pension plan or similar benefit plans and any stock option plan of the Company which is available to other senior executive officers of the Company and for which he qualifies and will be entitled to an executive auto allowance (currently $650 per month) and all costs related thereto.

          3.5  Stock Options. The Chief Executive Officer shall make a
               -------------
recommendation to the Company's Stock Option and Compensation Committee for an award to the Executive of an option to acquire 30,000 shares of common stock of the Company in accordance with the non-qualified and incentive stock option plan of Banner Aerospace, Inc. as amended.

          3.6  Limitations Imposed by Law. The provisions of this Agreement
               --------------------------
relating to the compensation to be paid to the Executive shall be subject to any limitations provided by law or regulation that may from time to time limit the compensation payable to the Executive.

     4.   Termination.
          ------------

          4.1  Termination Upon Death. If the Executive shall die during the
               ----------------------
Term, this Agreement shall terminate, except that the Executive's legal representatives shall be entitled to receive the Executive's Base Salary for a period of six months following the last day of the month in which his death occurs and, following the end of the fiscal year in which his death occurs, such legal representatives shall be entitled to receive the amount of Bonus, if any, that would otherwise have been payable to Executive under Section 3.2 and which have accrued through the end of the fiscal year in which his death occurs as if the Executive had been employed by the Company for the entire fiscal year.

          4.2  Termination Upon Disability. If during the Term, the Executive
               ---------------------------
shall become physically or mentally disabled, whether totally or partially, so that he is unable substantially to perform his services hereunder for (i) a period of six consecutive months, or (ii) for shorter periods aggregating six months during any twelve month period, the Company may at any time after the last day of the six consecutive months of disability or the day on which the shorter periods of disability shall have equaled an aggregate of six months, by written notice to the Executive (but before the Executive has recovered from such disability), terminate the Term of the Executive's employment hereunder. Notwithstanding such disability the Company shall; (i) continue to pay the Executive his Base Salary up to and including the date of such termination, and
(ii) following the end of the fiscal year in which such termination occurs shall pay to the Executive, the amount of Bonus, if any, that would otherwise have been payable to the Executive under Section 3.2 and which have accrued through the end of the fiscal year in which such termination occurs as if the Executive had been employed by the Company for the entire fiscal year. Any disability payments due to the Executive pursuant to this section 4.2 ("Disability Payments") shall be reduced by proceeds of Company paid disability insurance ("Disability Insurance Proceeds"), but only to the extent that the aggregate of such Disability Payments and Disability Insurance Proceeds would provide a disability benefit in excess of 100% of the Base Salary for the applicable period.

          4.3  Termination by the Company for Cause. The Company may at any time
               ------------------------------------
during the Term, by thirty days notice to the Executive, terminate for Cause (as hereinafter defined) the Executive's employment hereunder, in which event the Executive shall be entitled to receive his Base Salary accrued through the effective date of such termination. The Executive shall have no right to receive any other compensation or benefit hereunder after the effective date of such termination; provided, however, that the foregoing shall not affect the
             ------------------
Executive's right to receive any compensation or benefit under any other agreement accrued to the date of such termination (but in no event beyond such date) in accordance with the terms thereof, including but not limited to, any compensation or benefits under the Bonus Arrangement or any stock option or other executive benefit plan. As used herein the term for "Cause" shall be deemed to mean and include with respect to the Executive (i) conduct of the Executive, at any time, which has involved criminal dishonesty, conviction of the Executive of any felony, or of any lesser crime or offense involving the property of the Company or any of its subsidiaries or affiliates, significant conflict of interest, serious impropriety, or breach of corporate duty, misappropriation of any money or other assets or properties of the Company or its subsidiaries or affiliates; (ii) willful violation of specific and lawful directions from the CEO or Executive Committee or expressly required by the terms of this Agreement, or willful misconduct or gross negligence by the Executive in connection with the performance of his duties hereunder; (iii) chronic alcoholism or drug addiction; (iv) any other acts or conduct inconsistent with the standards of loyalty, integrity or care reasonably required by the Company of its senior executives; and (v) failure to timely satisfy the residency requirement as provided in Section 1.5.

          4.4  Termination Without Cause. If the Executive is terminated without
               -------------------------
cause (other than upon death, disability, voluntary resignation), commencing on the effective date of such termination (the "Termination Date"), the Executive shall not be required to render any further services to the Company and shall receive in a lump sum within 30 days of the Termination Date an amount equal to:
(i) all Base Salary payable to the Executive during the remainder of the Term; and (ii) a bonus equal to 50% of the annual Base Salary as of the Termination Date (the "Severance Bonus"). The Executive will also be entitled to Bonus earned but unpaid from any prior fiscal year.

               In addition to the foregoing, if the Executive is terminated without cause within twelve months of the Effective Date, he shall be entitled to a bonus ("Additional Bonus") which shall be an amount equal to the Bonus that would have been earned for the period beginning on the Termination Date and ending on the third anniversary of the Effective Date. The Additional Bonus, if any, will be reduced by the Severance Bonus, but in no case will it be less than zero. The Additional Bonus will be paid pursuant to Section 3.2. If the Executive is terminated without cause on a date which occurs twelve months after the Effective Date, he shall be entitled to a bonus ("Extra Bonus") which shall be an amount equal to the Bonus that would have been earned for the period beginning on the Termination Date and ending on the second anniversary of the Termination Date. The Extra Bonus, if any, will be reduced by the Severance Bonus, but in no case will it be less than zero. The Extra Bonus will be paid pursuant to Section 3.2. For purposes of this Section 4.4, all bonuses earned will be prorated on a per diem basis for any bonus periods, which are less than twelve months. For purposes of calculating the vesting period for any Supplementary Employee Retirement Plan which may hereafter be adopted by the Company which has benefits which vest over time, the period from the Termination Date through the remainder of the Term will be credited to the Executive in computing his length of service. All other compensation and benefits due during the Term, including, but not limited to, auto allowance and related expenses, pension benefits, life, dental, disability and health insurance (together, the "Other Benefits") will be continued through the end of the Term; provided, however, the Other Benefits will be reduced to the extent that the Executive actually receives these benefits from another employer during the remainder of the Term. If the Executive is employed by another employer during the remainder of the Term, the maximum benefit payable for Other Benefits during this period will not exceed $833.00 for each remaining month of the Term. The assignment to the Executive of duties or responsibilities which are in the aggregate materially less in nature to the normal and/or current duties of the Chief Financial Officer or any other substantial adverse change in the position, nature or status of the Executive's job description shall be deemed termination without cause for purposes of this section 4.4. If the Executive is terminated without cause, any compensation earned by the Executive from another employer during the remaining term of this agreement shall not offset or mitigate compensation payable to the Executive pursuant to this section 4.4, except that Other Benefits may be reduced as provided above.

     5.   Protection of Confidential Information; Non-Competition.
          -------------------------------------------------------

          5.1  Confidential Information. In view of the fact that the
               ------------------------
Executive's work for the Company will bring him into close contact with many confidential affairs of the Company not readily available to the public, and plans for future developments, the Executive agrees:

               5.1.1 To keep and retain in the strictest confidence all confidential matters of the Company, including, without limitation trade "know how" secrets, customer lists, pricing policies, operational methods, technical processes, formulae, inventions and research projects, and other business affairs of the Company, learned by him heretofore or hereafter, and not to disclose them to anyone outside of the Company, either during or after his employment with the Company, except in the course of performing his duties hereunder or with the Company's express written consent; and

               5.1.2 To deliver promptly to the Company on termination of his employment by the Company, or at any time the Company may so request, all memoranda, notes, records, reports, manuals, drawings, blueprints and other documents (and all copies thereof) relating to the Company's business and all property associated therewith, which he may then possess or have under his control.

          5.2  Non-Competition. During the Term and for a period of six months
               ---------------
following the termination of such period, the Executive shall not in any state of the United States or any foreign country in which the Company shall then be doing business, directly or indirectly, enter the employ of, or render any services to, any person, firm or corporation (other than The Fairchild Corporation) engaged in any business competitive with the business of the Company or of any of its subsidiaries or affiliates; he shall not engage in such business on his own account; and he shall not become interested in any such business, directly or indirectly, as an individual, partner, shareholder, director, officer, principal, agent, employee, trustee, consultant, or any other relationship or capacity; provided, however, that nothing contained in this
Section 5.2 shall be deemed to prohibit the Executive from acquiring, (a) solely as an investment, not more than 1% of the shares of capital stock of any public corporation, or (b) shares of the capital stock of Fairchild, or (c) shares of the Company.

          5.3  Remedies of the Company Upon Executive Breach. If the Executive
               ---------------------------------------------
commits a breach, or threatens to commit a breach, of any of the provisions of Sections 5.1 or 5.2 hereof, the Company shall have the following rights and remedies:

               5.3.1 The right and remedy to have the provisions of this Agreement specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Company and that money damages will not provide an adequate remedy to the Company; and

               5.3.2 The right and remedy to require the Executive to account for and pay over to the Company all compensation, profits, monies, accruals, increments or other benefits (collectively, "Benefits") derived or received by the Executive as the result of any transactions constituting a breach of any of the provisions of the preceding paragraph, and the Executive hereby agrees to account for and pay over such Benefits Company. Each of the rights and remedies enumerated above shall be independent of the other, and shall be severally enforceable, and all of such rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to the Company under the law or in equity.

          5.4  Construction and Enforceability.
               -------------------------------

               5.4.1 If any of the covenants contained in Section 5.1 or 5.2, or any part thereof, is hereafter construed to be invalid or unenforceable, the same shall not affect the remainder of the covenant or covenants, which shall be given full effect, without regard to the invalid portions.

               5.4.2 If any of the covenants contained in Section 5.1 or 5.2, or any part thereof, is held to be unenforceable because of the duration of such provision or the area covered thereby, the parties agree that the court making such determination shall have the power to reduce the duration and/or area of such provision and, in its reduced form, said provision shall then be enforceable.

          5.5  Enforceability in Jurisdictions. The parties hereto intend to and
               -------------------------------
hereby confer jurisdiction to enforce the covenants contained in Sections 5.1 and 5.2 upon federal or state courts or the courts of any foreign jurisdiction within the geographical scope of such covenants. In the event that the courts of any one or more of such state, federal or foreign for jurisdictions shall hold such covenants wholly unenforceable by reason of the breadth of such scope or otherwise, it is the intention of the parties hereto that such determination not bar or in any way affect the Company's right to the relief provided above in the courts of any other state, federal or foreign jurisdictions within the geographical scope of such covenants, as to breaches of such covenants in such other respective jurisdictions, the above covenants as they relate to each state and foreign country being, for this purpose, severable into diverse and independent covenants.

          5.6  Company Lists. The Executive recognizes and agrees (i) that all
               -------------
existing lists of customers of the Company, and all lists of customers of the Company developed during the course of the Executive's employment by the Company, are and shall be the sole exclusive property of the Company, and that the Executive neither has nor shall have any right, title or interest therein;
(ii) that such lists of customers are and must continue to be confidential;
(iii) that such lists are not readily accessible to competitors of the Company;
(iv) that the Company's present and future business is and will continue to be of a type that customers will normally patronize only one concern; and (v) that the Company's present and future business relationship with its customers is and will continue to be of a type which normally continues unless interfered with by others.

     6.   Inventions and Patents.
          ----------------------

          6.1 The Executive agrees that all processes, technologies and inventions ("Inventions"), including new contributions, improvements, ideas and discoveries, whether patentable or not, conceived, developed, invented or made by him during the Term shall belong to the Company, provided that such Inventions grew out of the Executive's work with the Company or any of its subsidiaries or affiliates, are related in any manner to the business (commercial or experimental) of the Company or any of its subsidiaries or affiliates or are conceived or made on the Company's time or with the use of the Company's facilities or materials. The Executive shall further: (a) promptly disclose such Inventions to the Company; (b) assign to the Company, without additional compensation, all patent and other rights to such Inventories for the United States and foreign countries; (c) sign all papers necessary to carry out the foregoing; and (d) give testimony in support of his inventorship.

          6.2 If any Invention is described in a patent application or is disclosed to third parties, directly or indirectly, by the Executive within two years after the termination of his employment by the Company, it is to be presumed that the Invention was conceived or made during the period of the Executive's employment by the Company.

          6.3 The Executive agrees that he will not assert any rights to any Invention as having been made or acquired by him prior to the date of this Agreement, except for Inventions, if any, disclosed to the Company in writing prior to the date hereof.

     7.   Intellectual Property. The Company shall be the sole owner of all the
          -----------------------
products and proceeds of the Executive's services hereunder, including, but not limited to, all materials, ideas, concepts, formats, suggestions, developments, arrangements, packages, programs and other intellectual properties that the Executive may acquire, obtain, develop or create in connection with and during the Term of the Executive's employment hereunder, free and clear of any claims by the Executive (or anyone claiming under the Executive) of any kind or character whatsoever (other than the Executive's right to receive payments hereunder). The Executive shall, at the request of the Company, execute such assignments, certificates or other instruments as the Company may from time to time deem necessary or desirable to evidence, establish, maintain, perfect, protect, enforce or defend its right, or title and interest in or to an; such properties.

     8.   Indemnification. The Company will indemnify the Executive, to the
          ---------------
maximum extent permitted by applicable law, against all costs, charges and expenses incurred or sustained by him in connection with any action, suit or proceeding to which he may be made a party by reason of his being an officer, director or employee of the Company or of any subsidiary or affiliate of the Company or any other corporation for which the Executive serves as an officer, director or employee at the Company's request.

     9.   Arbitration. Any controversy or claim arising out of or relating to
          -----------
this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Rules of the American Arbitration Association then pertaining in the County of Loudoun, State of Virginia, and judgment upon the award rendered by the Arbitrator may be entered in any Court having jurisdiction thereof. The Arbitrator shall be deemed to possess the power to issue mandatory orders and restraining orders in connection with such arbitration; provided, however, that nothing in this Section 9 shall be construed so as to deny the Company the right and power to seek and obtain injunctive relief in a court of equity for any breach or threatened breach by the Executive of any of his covenants contained in Section 5 hereof.

     10.  Attorney's Fees. In the event either party hereto commences any
          ---------------
action, suit or other proceeding in law or in equity, or any arbitration, to enforce the provisions of this Agreement or for any remedy for breach of this Agreement, the non-prevailing party in such action shall pay the prevailing party's costs and expenses, including reasonable attorneys' fees incurred in such action or arbitration proceeding.

     11.  Notices. All notices, requests, consents and other communications,
          -------
required or permitted to be given hereunder, shall be in writing and shall be deemed to have been duly given if delivered by registered or certified mail (notices shall be deemed to have been given on the date sent), as follows (or to such other address as either party shall designate by notice in writing to the other in accordance herewith):

          11.1  if to the Company, to it at:

                Banner Aerospace, Inc.
                300 West Service Road
                Chantilly, Virginia 22021

                Attention: Jeffrey Steiner

          11.2  if to the Executive, to him at:

                Warren D. Persavich
                2783 Wexford Boulevard
                Stow, Ohio 44224

     12.  General.
          -------

          12.1  Governing Law. This Agreement shall be governed by and construed
                -------------
and enforced in accordance with the laws of the State of Virginia applicable to agreements made and to be performed entirely in Virginia.

          12.2  Headings. The article and section headings contained herein are
                --------
for reference purposes only and shall not in anyway affect the meaning or interpretation of this Agreement.

          12.3  Entire Agreement. This Agreement sets forth the entire agreement
                ----------------
and understanding of the parties relating to the subject matter hereof, and supersedes all prior agreements, arrangements and understandings, written or oral, relating to the subject matter hereof. No representation, promise or inducement has been made by either part) that is not embodied in this Agreement, and neither party shall be bound by or liable for any alleged representation, promises or inducement not so set forth.

          12.4  Assignability; Successors. This Agreement, and the Executive's
                -------------------------
rights and obligations hereunder, may not be assigned by the Executive. The Company may assign its rights, together with its obligations, hereunder to any subsidiary or affiliate of the Company or in connection with any sale, transfer or other disposition of all or substantially all of its business or assets; in any event the obligations of the Company hereunder shall be binding on its successors or assigns, whether by assignment to a subsidiary or affiliate of the Company or by merger, consolidation or acquisition of all or substantially all of its business or assets.

          12.5  Modifications; Waivers. This Agreement may be amended, modified,
                ----------------------
superseded, canceled, renewed or extended and the terms or covenants hereof may be waived, only by a written instrument executed by both of the parties hereto, or in the case of a waiver, by the party waiving compliance. The failure of either party at any time or times to require performance of any provision hereof shall be in no manner affect the right at a later time to enforce the same. No waiver by either party of the breach of any term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

     13.  Subsidiaries and Affiliates. As used herein the term "subsidiary"
          ---------------------------
shall mean any corporation or other business entity controlled by the corporation in question, and the term "affiliate" shall mean and include any corporation or other business entity controlling, controlled by or under common control with the corporation in question.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              BANNER AEROSPACE, INC.
                              By:
                                    /s/ Eugene Juris
                                    ----------------
                              Title: Vice President


                                    /s/ Warren D. Persavich
                                    -----------------------